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CINGULAR WIRELESS LLC
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EXHIBITS - Cingular Wireless LLC Selected Financial Statements and Operating
Data

                                                                   EXHIBIT 99.2


CINGULAR WIRELESS LLC INCOME STATEMENT - amounts in millions (unaudited)


                                                                        QUARTER ENDED                    YEAR TO DATE
                                                               --------------------------------  --------------------------------
                                                               6/30/2004   6/30/2003   % CHANGE  6/30/2004   6/30/2003   % CHANGE
                                                               ---------   ---------   --------  ---------   ---------   --------

Operating revenues:
       Service revenues                                         $ 3,801     $ 3,619        5.0%    $ 7,359    $ 7,013       4.9%
       Equipment sales                                              354         255       38.8%        738        499      47.9%
             Total operating revenues                             4,155       3,874        7.3%      8,097      7,512       7.8%
Operating expenses:
       Cost of services                                             943         890        6.0%      1,865      1,711       9.0%
       Cost of equipment sales                                      505         451       12.0%      1,042        847      23.0%
       Selling, general and administrative                        1,462       1,269       15.2%      2,834      2,486      14.0%
       Depreciation and amortization                                565         508       11.2%      1,117        996      12.1%
             Total operating expenses                             3,475       3,118       11.4%      6,858      6,040      13.5%
Operating income                                                    680         756      (10.1)%     1,239      1,472     (15.8)%
Interest expense                                                    199         230      (13.5)%       397        455     (12.7)%
Minority interest expense                                            41          35       17.1%         68         59      15.3%
Equity in net income (loss) of affiliates                           (92)        (76)      21.1%       (197)      (148)     33.1%
Other income (expense), net                                           1           7      (85.7)%         5         33     (84.8)%
Income before income tax and cumulative effect of acctng. chg       349         422      (17.3)%       582        843     (31.0)%
Provision for income taxes                                           (2)         12     (116.7)%         4         14     (71.4)%
Income before cumulative effect of accounting change                351         410      (14.4)%       578        829     (30.3)%


SELECTED FINANCIAL AND OPERATING DATA FOR CINGULAR WIRELESS - amounts in millions, except customer data in 000s


                                                                   QUARTER ENDED                        YEAR TO DATE
                                                         ----------------------------------   ---------------------------------
                                                         6/30/2004    6/30/2003    % CHANGE   6/30/2004    6/30/2003   % CHANGE
                                                         ---------    ---------    --------   ---------    ---------   --------
(Amounts in millions, except customer data in 000s)

Total Cellular/PCS Customers(1)                            25,044       22,640       10.6%      25,044       22,640       10.6%
Net Customer Additions - Cellular/PCS                         428          540      (20.7)%        982          729       34.7%
M&A Activity, Partitioned Customers and/or Other Adjs          (2)         (14)                     35          (14)
Churn - Cellular/PCS(2)                                       2.7%         2.5%     +20BP          2.7%         2.6%     +10BP
ARPU - Cellular/PCS(3)                                    $ 50.32      $ 53.12       (5.3)%    $ 49.15      $ 51.95       (5.4)%
Minutes Of Use Per Cellular/PCS Subscriber                    523          445       17.5%         505          425       18.8%
Licensed POPs - Cellular/PCS(4)                               243          236                     243          236
Penetration - Cellular/PCS(5)                                11.1%        10.2%                   11.1%        10.2%
Total Cingular Interactive Customers                          735          788       (6.7)%        735          788       (6.7)%
Net Customer Additions - Cingular Interactive                 (33)         (47)     (29.8)%        (54)         (29)      86.2%


In an effort to be consistent with emerging industry practices, the income statement for all periods presented reflects billings to our customers for the Universal Service Fund (USF) and other regulatory fees as "Service revenues" and the related payments into the associated regulatory funds as "Cost of services" expenses. Operating income and net income for all periods have been unaffected.

Notes:

(1) Cellular/PCS subscribers include customers served through reseller agreements.

(2) Cellular/PCS subscriber churn is calculated by dividing the aggregate number of cellular/PCS subscribers who cancel service during each month in a period by the total number of cellular/PCS subscribers at the beginning of each month in that period.

(3) ARPU is defined as cellular/PCS service revenues during the period divided by average cellular/PCS subscribers during the period.

(4) Licensed POPs refers to the number of people residing in areas where we and our partners, Salmon and T-Mobile USA, Inc., have licenses to provide cellular or PCS service, including the New York City metropolitan area, and in areas where we have not yet commenced service, such as the Salt Lake City area.

(5) Penetration calculation for 2Q04 is based on licensed "operational" POP's of 226 million.

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CINGULAR WIRELESS LLC BALANCE SHEET - amounts in millions (unaudited)


                                                  6/30/2004     12/31/2003      INCR(DECR)     % + / -
                                                  ---------     ----------      ----------     -------
                                                                 (audited)

ASSETS
Current assets:
 Cash and cash equivalents                             101         1,139        (1,038)        -91.1%
 Accounts receivable - net of allowances for
  uncollectibles                                     1,711         1,592           119           7.5%
 Inventory                                             209           273           (64)        -23.4%
 Prepaid expenses and other current assets             424           296           128          43.2%
                                                    ------        ------        ------         -----
  TOTAL CURRENT ASSETS                               2,445         3,300          (855)        -25.9%
Property, plant and equipment - net                 11,019        10,939            80           0.7%
Intangible assets - net                             10,140         8,773         1,367          15.6%
Other assets                                         2,449         2,514           (65)         -2.6%
                                                    ------        ------        ------         -----
   TOTAL ASSETS                                     26,053        25,526           527           2.1%

LIABILITIES AND MEMBERS' CAPITAL
Current liabilities:
 Debt maturing within one year                         325            95           230         242.1%
 Accounts payable and accrued liabilities            2,764         3,092          (328)        -10.6%
                                                    ------        ------        ------         -----
 TOTAL CURRENT LIABILITIES                           3,089         3,187           (98)         -3.1%
Long-term debt to affiliates                         9,678         9,678            --           0.0%
Long-term debt to external parties                   2,913         2,914            (1)          0.0%
                                                    ------        ------        ------         -----
  TOTAL LONG-TERM DEBT                              12,591        12,592            (1)          0.0%
Other noncurrent liabilities                           650           604            46           7.6%
Minority interests in consolidated entities            660           659             1           0.2%
Members' capital                                     9,063         8,484           579           6.8%
                                                    ------        ------        ------         -----
   TOTAL LIABILITIES AND MEMBERS' CAPITAL           26,053        25,526           527           2.1%